EXHIBIT 10.01

Execution Version

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT (this “Agreement”) is made as of December 12, 2024 (the “Effective Date”), by and among BankUnited, N.A., as Assuming Lender (the “Additional Lender”), ING CAPITAL LLC (“ING”), as Administrative Agent (in such capacity, “Administrative Agent”), LAFAYETTE SQUARE USA, INC., a Delaware corporation (the “Borrower”). Reference is made to that certain Senior Secured Revolving Credit Agreement, dated as of June 18, 2024, as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement dated as of September 20, 2024, by and among the Borrower, ING, as Administrative Agent, Lead Arranger, Bookrunner and Sustainability Structuring Agent, and the other Lenders and parties from time to time party thereto (as may be further amended, supplemented, renewed, extended, or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.06(e) of the Credit Agreement, the Borrower has requested an increase in the Dollar Commitments; and

WHEREAS, pursuant to an increase of Dollar Commitments under Section 2.06(e) of the Credit Agreement, the Additional Lender has indicated its desire to become a Lender under the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             ADDITIONAL LENDER. Additional Lender agrees to become a Lender and to be bound by the terms of the Credit Agreement as a Lender pursuant to Section 2.06(e) of the Credit Agreement. Additional Lender: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vi) if it is a Foreign Lender, attached to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Commitment Schedule AND REALLOCATIONS. Schedule 1.01(b) (Commitments) of the Credit Agreement is hereby replaced with Schedule 1.01(b) attached hereto. On the Effective Date, Administrative Agent will reallocate the outstanding Loans and such that, after giving effect to this Agreement, each Lender will hold its pro rata share of such outstanding Loans. In connection with any such reallocation of the outstanding Loans, (a) Administrative Agent will give advance notice sufficient to comply with the applicable timing period in Section 2.04 of the Credit Agreement to each Lender which is required to fund any amount or receive any partial repayment in connection therewith; and (b) the applicable Lenders will fund such amounts up to their respective shares of the Loans being reallocated and Administrative Agent shall remit to any applicable Lenders its applicable portion of such funded amount if necessary to give effect to the reallocation of such Loans.

3.             Representations and Warranties. As of the Effective Date, the Borrower hereby represents and warrants to Administrative Agent and the Lenders that:

(a)            Due Authorization; Enforceability. The Borrower has the authority to execute this Agreement and perform its obligations under the Credit Agreement. This Agreement has been duly authorized, executed and delivered by the Borrower, and this Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)            Representations and Warranties in Credit Agreement. All of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which is true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)            No Default. No Default has occurred and is continuing on the Effective Date or would immediately result after giving effect to this Agreement.

(d)            Conditions to Increase. Each of the applicable conditions to a Commitment Increase set forth in Section 2.06(e)(i) of the Credit Agreement are satisfied as of the Effective Date. The Borrower is making the certification set forth in this Section 3(d) in satisfaction of the certificate requested under Section 2.06(e)(ii)(A) of the Credit Agreement.

4.             Effectiveness. The effectiveness of this Agreement as of the Effective Date is subject to receipt (or waiver) by Administrative Agent of each of the following:

(a)            Lender Joinder Agreement. Receipt by Administrative Agent of a counterpart or counterparts of this Agreement duly executed and delivered by the Borrower, Administrative Agent and the Additional Lender;

(b)            Note. If requested by the Additional Lender, the Borrower shall have executed a promissory note payable to the Additional Lender;

(c)            KYC Documentation. The Administrative Agent and the Additional Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, as reasonably requested by the Administrative Agent and the Additional Lender; and

(d)            Fees; Costs and Expenses. Payment by the Borrower in full to Administrative Agent and the Lenders of all fees and expenses related to this Agreement owing on the Effective Date under any Loan Document to the extent invoiced.

5.             Miscellaneous.

(a)            Consent and Reaffirmation. Without limiting the generality of the foregoing, by its execution hereof, the Borrower and each Guarantor hereby (i) agrees that each Guarantee and Security Agreement, each Capital Call Security Agreement and each of the other Security Documents, as applicable, are in full force and effect, (ii) reaffirms its obligations under each Guarantee and Security Agreement and each Capital Call Security Agreement, as applicable, and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in each Guarantee and Security Agreement) under the applicable Security Documents and (iii) acknowledges and affirms that such grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the applicable Security Document).

(b)            Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as amended by this Agreement.

(c)            Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

(d)            GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(e)            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

(f)             Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09(b), 9.09(c), 9.09(d) and 9.12 of the Credit Agreement are hereby incorporated by reference.

(g)            Counterparts; Electronic Signatures. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)            Loan Document. This Agreement shall constitute a “Loan Document” under the Credit Agreement.

Remainder of Page Intentionally Left Blank.
Signature Page(s) Follow(s).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ADDITIONAL LENDER:

BANKUNITED, N.A., as Additional Lender

By:	/s/ Roger Mclean
	Name:	Roger Mclean
	Title:	Vice President

Signature Page to

Lender Joinder Agreement

Acknowledged and Agreed: BORROWER: LAFAYETTE SQUARE USA, INC.
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

GUARANTORS:

LS BDC HOLDINGS, LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

LS BDC HOLDINGS (DN), LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

LS BDC HOLDINGS (NGCF), LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

Signature Page to

Lender Joinder Agreement

LS BDC HOLDINGS (160), LLC, as a Guarantor By: Lafayette Square USA, Inc., its Sole Member
By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer

Signature Page to

Lender Joinder Agreement

Acknowledged and Agreed: ADMINISTRATIVE AGENT:
ING CAPITAL LLC, as Administrative Agent

By:	/s/ Grace Fu
	Name:	Grace Fu
	Title:	Managing Director
By:	/s/ Richard Troxel
	Name:	Richard Troxel
	Title:	Managing Director

Signature Page to

Lender Joinder Agreement